UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2010

VOICE MOBILITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27387
(Commission File Number)

33-0777819
(IRS Employer Identification No.)

107 – 645 Fort Street, Victoria, British Columbia, Canada V8W 1G2
(Address of principal executive offices and Zip Code)

(250) 978-5050
Registrant's telephone number, including area code

100 - 4190 Lougheed Highway, Burnaby, British Columbia, Canada V5C 6A8
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 18, 2010, we received a letter from the Toronto Stock Exchange (the “TSX”), whereby the TSX informed us that it is reviewing the eligibility of the shares of our common stock for continued listing on the TSX pursuant to Part VII of the TSX Company Manual.  We are being reviewed under the TSX’s Remedial Review Process and have been granted 120 days to comply with all requirements for continued listing.  If we cannot demonstrate that we meet all TSX requirements set out in Part VII of the TSX Company Manual on or before June 18, 2010, our common shares will be delisted within 30 days of such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

By:   /s/ William Krebs
William Krebs
Interim Chief Executive Officer and Director
Dated: February 24, 2010